UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2020

UNITED COMMUNITY BANKS, INC.

(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

125 Highway 515 East, Blairsville, Georgia	30512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (706) 781-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	UCBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 5, 2020, United Community Banks, Inc., a Georgia corporation (the “Company”), filed Articles of Amendment for the purpose of amending its Articles of Incorporation to fix the designations, powers, preferences, limitations, restrictions and relative rights of its Series I Non-Cumulative Preferred Stock, par value $1.00 per share and a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Articles of Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On June 10, 2020, the Company closed the sale of 4,000,000 depositary shares (the “Depositary Shares”), with each Depositary Share representing ownership of 1/1,000th of a share of the Company’s Preferred Stock, which Depositary Shares were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (SEC File No. 333-224367), which was initially filed on April 20, 2018 and subsequently amended by the Post-Effective Amendment No. 1 filed on June 3, 2020 (as so amended, the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement, dated June 3, 2020, between the Company and Keefe, Bruyette & Woods, Inc., as representative of the underwriters listed therein; (ii) Articles of Amendment of the Company filed June 5, 2020; (iii) Deposit Agreement, dated as of June 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as depositary; (iv) form of Depositary Receipt; and (v) validity opinion with respect to the Depositary Shares and the Preferred Stock.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated June 3, 2020, between the Company and Keefe, Bruyette & Woods, Inc., as representative of the underwriters named therein (incorporated by reference to Exhibit 1.1 of the Current Report on Form 8-K of United Community Banks, Inc. filed June 8, 2020).

4.1	Articles of Amendment of the Company with respect to Series I Non-Cumulative Preferred Stock as filed June 5, 2020.

4.2	Deposit Agreement, dated as of June 10, 2020, between the Company and Continental Stock Transfer & Trust Company, as depositary.

4.3	Form of Depositary Receipt (included as part of Exhibit 4.2).

5.1	Opinion of Squire Patton Boggs (US) LLP as to the validity of the Depositary Shares and the Preferred Stock.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Melinda Davis Lux
Name: Melinda Davis Lux
Title: Executive Vice President, General Counsel and Corporate Secretary

Date: June 10, 2020